EXHIBIT 10.57
                                                    [CONFORMED COPY]

             AMENDMENT NO. 2 TO FIVE-YEAR CREDIT AGREEMENT

	AMENDMENT dated as of December 14, 1998 to the Five-Year Credit Agreement dated as of December 15, 1997 (as amended by Amendment No. 1 to Five-Year Credit Agreement dated as of March 23, 1998, the "Agreement") among IMC Global Inc. (the "Borrower"), the Banks listed on the signature pages hereof (the "Banks") and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Administrative Agent").

                          W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Agreement as specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     SECTION 2. Amendments to Definitions. Section 1.01 of the
Agreement is amended by inserting, in their appropriate alphabetical position, the following definitions:

     "IMC Inorganic Chemicals Inc." means IMC Inorganic Chemicals Inc., a Delaware corporation, formerly known as Harris Chemical Group Inc.

     "PLP" means Phosphate Resource Partners Limited Partnership, a Delaware limited partnership, and its successors.

     SECTION 3. Amendment to Borrowings Condition. Section 3.02 of the Agreement is amended by amending and restating subparagraph (d) thereof in its entirety as follows:

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		(d)	the fact that the representations and warranties (other
     than (i) the representation and warranty set forth in Section
     4.04(b) in the case of a Borrowing which does not result in an increase in the sum of the aggregate outstanding principal amount of the Loans and the aggregate Letter of Credit Liabilities, (ii) the representation and warranty set forth in Section 4.04(a) and
     (iii) the representations and warranties set forth in Section 4.12 in the case of a Borrowing after December 31, 2000) of the Borrower and, if the Borrower is not the Company, of the Company contained in this Agreement shall be true on and as of the date of such Borrowing or issuance of such Letter of Credit.

     SECTION 4. Amendment to Representations and Warranties. Article 4 of the Agreement is amended by adding a new Section 4.12 immediately after Section 4.11 thereof, to read in its entirety as follows:

     SECTION 4.12. Year 2000. Any reprogramming required to permit the proper functioning, in and following year 2000, of (a) the Company's computer systems and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Company's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed in a timely fashion. The cost to the Company of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Company and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement, to be sufficient to permit the Company to conduct its business without Material Adverse Effect.

     SECTION 5. Amendment to Debt of Subsidiaries Covenant. Section 5. 10 of the Agreement is amended and restated in its entirety as follows:

     SECTION 5.10. Debt of Subsidiaries. Total Debt of all Subsidiaries (excluding Debt (i) of a Subsidiary owing to the Company, (ii) of a Subsidiary owing to a Substantially-Owned Consolidated Subsidiary,
(iii) of an Eligible Subsidiary under this Agreement, (iv) of PLP in an aggregate principal amount not exceeding $300,000,000 outstanding on December 15, 1997 (but not any refinancing thereof), (v) of Harris Chemical North America, Inc. and its Subsidiaries arising out of the Argus Utilities sale-leaseback transaction in an aggregate principal amount not exceeding $71,000,000, or (vi) of IMC Inorganic Chemicals

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Inc., formerly known as Harris Chemical Group Inc., and its
Subsidiaries in an aggregate principal amount not exceeding UK50,000,000) will not at any date exceed 25% of Consolidated Net Worth (calculated as of the last day of the fiscal quarter most recently ended on or prior to such date). For purposes of this Section any preferred stock of a Consolidated Subsidiary (other than the Series E Preferred Stock) held by a Person other than the Company or a Substantially- Owned Consolidated Subsidiary shall be included, at the higher of its voluntary or involuntary liquidation value, in the "Debt" of such Consolidated Subsidiary.

     SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

               (a) no Default has occurred and is continuing; and

               (b) each representation and warranty of the Borrower set forth in the Agreement is true and correct as though made on and as of such date.

     SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 8. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

IMC GLOBAL INC.

By /s/ E. Paul Dunn Jr.
Title: Vice President


MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By /s/ Robert Bottamedi
Title: Vice President

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THE CHASE MANHATTAN BANK

By /s/ James H. Ramage
Title: Vice President


NATIONSBANK, N.A.

By /s/ G. Burton Queen
Title: Managing Director


ROYAL BANK OF CANADA

By /s/ Gordon MacArthur
Title: Manager


CREDIT AGRICOLE INDOSUEZ

By /s/ David Bouhl
Title: F.V.P., Head of Corporate Banking, Chicago

By /s/ Katherine L. Abbott
Title: First Vice President


HARRIS TRUST AND SAVINGS BANK

By /s/ Julie Hossack
Title: Vice President


THE BANK OF MONTREAL

By /s/ Ian M. Plester
Title: Director


THE FIRST NATIONAL BANK OF CHICAGO

By /s/ Robert G. Sperhac
Title: Vice President


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THE NORTHERN TRUST COMPANY

By /s/ Michelle M. Teteak
Title: Vice President


ABN-AMRO BANK N.V.

By /s/ Scott J. Albert
Title: Vice President

By /s/ Steven M. Buehler
Title: Assistant Vice President


BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

By /s/ G. Burton Queen
Title: Managing Director


BANQUE NATIONALE DE PARIS

By /s/ Arnaud Collin du Bocage
Title: Executive Vice President and General Manager

THE BANK OF NEW YORK

By /s/ John M. Lokay. Jr.
Title: Vice President


THE BANK OF TOKYO-MITSUBISHI,	LTD. CHICAGO BRANCH

By /s/ Hajime Watanabe
Title: Deputy General Manager


FIRST UNION NATIONAL BANK

By /s/ Kristen M. Denning
Title: Assistant Vice President


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COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH

By /s/ W. Jeffrey Vollack
Title: Senior Credit Officer and Senior Vice President

By /s/ Michiel V.M. Van der Voort
Title: Vice President


THE SAKURA BANK, LIMITED, CHICAGO BRANCH

By
Title:


STANDARD CHARTERED BANK

By /s/ Francois Dorival-Bordes
Title: Senior Vice President

By /s/ Kristina McDavid
Title: Vice President


SUNTRUST BANK, ATLANTA

By /s/ Michel A. Odermatt
Title: Vice President

By /s/ F. Steven Parrish
Title: Vice President


THE DAI-ICHI KANGYO BANK, LTD., CHICAGO BRANCH

By
Title:


MARINE MIDLAND BANK

By /s/ Steve Trepiccione
Title: Vice President - Officer #9435


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THE INDUSTRIAL BANK OF JAPAN, LIMITED

By /s/ Walter R. Wolff
Title: Joint General Manager


MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent

By /s/ Robert Bottamedi
Title: Vice President